SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 12, 2005

                           Merrill Lynch & Co., Inc.
            (Exact name of Registrant as specified in its charter)


              Delaware                 1-7182              13-2740599
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           (State or other           (Commission       (I.R.S. Employer
           jurisdiction of           File Number)      Identification No.)
           incorporation)


          4 World Financial Center, New York, New York   10080
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           (Address of principal executive offices)    (Zip Code)

 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
            ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-122639) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (as so amended, the "Indenture"). The Company will issue $275,060,000 aggregate principal amount of 6.75% Mandatorily Exchangeable Securities due October 15, 2007, Mandatorily Exchangeable for Shares of Class A Common Stock of Nuveen Investments, Inc., under the Indenture. The exhibits consist of the Merrill Lynch Mandatorily Exchangeable Indemnity Agreement, form of Securities and an opinion of counsel relating thereto.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
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                                            EXHIBITS

            (1)                 Underwriting agreement

                                Merrill Lynch Mandatorily Exchangeable
                                Indemnity Agreement, dated April 6, 2005, among the Company, Nuveen Investments, Inc., The St. Paul Travelers Companies, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Merrill Lynch International.

            (4) Instruments defining the rights of security holders, including indentures.

                                Form of Merrill Lynch & Co., Inc.'s 6.75%
                                Mandatorily Exchangeable Securities due
                                October 15, 2007, Mandatorily Exchangeable for Shares of Class A Common Stock of Nuveen Investments, Inc.

            (5) & (23)          Opinion re: legality; consent of experts and
                                counsel.

                                Opinion of Sidley Austin Brown & Wood LLP relating to the 6.75% Mandatorily Exchangeable Securities due October 15, 2007, Mandatorily Exchangeable for Shares of Class A Common Stock of Nuveen Investments, Inc. (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).


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


                                   SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MERRILL LYNCH & CO., INC.
                                                (Registrant)


                                   By:  /s/ John Laws
                                        --------------------------------------
                                                     John Laws
                                                Assistant Treasurer


Date:  April 12, 2005


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






                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549














                           MERRILL LYNCH & CO., INC.












                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED APRIL 12, 2005











                                                Commission File Number 1-7182

                                 Exhibit Index


Exhibit No.             Description
-----------             -----------

(1)                     Underwriting agreement


                                Merrill Lynch Mandatorily Exchangeable
                                Indemnity Agreement, dated April 6, 2005, among the Company, Nuveen Investments, Inc., The St. Paul Travelers Companies, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Merrill Lynch International.


(4) Instruments defining the rights of security holders, including indentures.

                                Form of Merrill Lynch & Co., Inc.'s 6.75%
                                Mandatorily Exchangeable Securities due
                                October 15, 2007, Mandatorily Exchangeable for Shares of Class A Common Stock of Nuveen Investments, Inc.


(5) & (23)              Opinion re:  legality; consent of experts and counsel.

                                Opinion of Sidley Austin Brown & Wood LLP relating to the 6.75% Mandatorily Exchangeable Securities due October 15, 2007, Mandatorily Exchangeable for Shares of Class A Common Stock of Nuveen Investments, Inc. (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).


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